                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002 **

Available Amount to Note Holders:                                                                2,817,948.50

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                            --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                           --
(iii)      Aggregate of:
             (a) Unreimbursed Servicer Advances                                                      2,489.07
             (b) Servicer Fees from current and prior Collection Period                             16,677.07
             (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)       Premium Amount due on Payment Date and unpaid Premium Amounts                             3,534.97
(v)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                 416.67
(vi)       Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   --
(vii)      Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                       --
             Class A-2 Note Interest                                                                       --
             Class A-3 Note Interest                                                                       --
             Class A-4 Note Interest                                                               142,105.69

(viii)     Class B-1 Note Interest                                                                   4,028.98
(ix)       Class B-2 Note Interest                                                                   2,610.06
(x)        Class B-3 Note Interest                                                                   3,426.28
(xi)       Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                       --
             Class A-2 Principal Distribution Amount                                                       --
             Class A-3 Principal Distribution Amount                                                       --
             Class A-4 Principal Distribution Amount                                             2,449,609.42
(xii)      Note Insurer Reimbursement Amount                                                               --
(xiii)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            53,252.38
(xiv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal            26,626.19
(xv)       Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal            53,252.38
(xvi)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   --
(xvii)     Other Amounts Due Servicer under Servicing Agreement                                            --
(xviii)    Remaining Amount to Residual Holder                                                      59,919.35


           Reviewed By:



           --------------------------------------------------------------------
           Joel Cappon
           Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002

AVAILABLE FUNDS
    Collection Account balance, as of June 30, 2002                                            360,444.52
    Add: Investment earnings on amounts in Collection Account                                      768.68
    Add: Payments due Collection Account from last 3 business days of Collection Period        708,648.76
    Less: Amounts inadvertently deposited into collection account                                  416.67
    Add: Additional contribution for terminated trade-ups and rebooked leases                   12,196.05
    Add: Servicer Advance on current Determination Date                                      1,736,307.16
                                                                                            -------------
      Available Funds on Payment Date                                                        2,817,948.50
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,817,948.50
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,817,948.50
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                           2,489.07
    Unreimbursed Servicer Advances paid                                                          2,489.07
                                                                                            -------------
      Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,815,459.43
SERVICER FEES
    Servicer Fees due                                                                           16,677.07
    Servicer Fees paid                                                                          16,677.07
                                                                                            -------------
      Servicer Fees remaining unpaid                                                                   --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,798,782.36
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,798,782.36
PREMIUM AMOUNT
    Premium Amount due                                                                           3,534.97
    Premium Amount paid                                                                          3,534.97
                                                                                            -------------
      Premium Amount remaining unpaid                                                                  --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,795,247.39
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                      416.67
    Indenture Trustee Fee paid                                                                     416.67
                                                                                            -------------
      Indenture Trustee Fee remaining unpaid                                                           --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,794,830.73
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                               --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                            -------------
    Total Indenture Trustee Expenses paid                                                              --
                                                                                            -------------
      Indenture Trustee Expenses unpaid                                                                --

  REMAINING AVAILABLE FUNDS                                                                  2,794,830.73
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                            --
    Class A-2 Note Interest                                                                            --
    Class A-3 Note Interest                                                                            --
    Class A-4 Note Interest                                                                    142,105.69
                                                                                            -------------
      Total Class A Interest due                                                               142,105.69
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,652,725.04
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                  4,028.98
    Class B-1 Note Interest paid                                                                 4,028.98
                                                                                            -------------
      Class B-1 Note Interest remaining unpaid                                                         --
                                                                                            -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


  REMAINING AVAILABLE FUNDS                                                                  2,648,696.06
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                  2,610.06
    Class B-2 Note Interest paid                                                                 2,610.06
                                                                                            -------------
      Class B-2 Note Interest remaining unpaid                                                         --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,646,086.00
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                  3,426.28
    Class B-3 Note Interest paid                                                                 3,426.28
                                                                                            -------------
      Class B-3 Note Interest remaining unpaid                                                         --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                  2,642,659.71
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                           2,449,609.42
    Class A Note Principal Balance as of preceding Payment Date                             30,299,720.30
                                                                                            -------------
    Class A Base Principal Distribution Amount paid                                          2,449,609.42
                                                                                            -------------
      Class A Base Principal Distribution Amount remaining unpaid                                      --

    Class A-1 Note Principal Balance as of preceding Payment Date                                      --
    Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                            -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                              --
                                                                                            -------------

    Remaining Class A Base Principal Distribution Amount                                     2,449,609.42
                                                                                            -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                      --
    Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                            -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                              --

    Remaining Class A Base Principal Distribution Amount                                     2,449,609.42
                                                                                            -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                      --
    Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                            -------------
      Class A-3 Note Principal Balance after distribution on Payment Date                              --

    Remaining Class A Base Principal Distribution Amount                                     2,449,609.42
                                                                                            -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                           30,299,720.30
    Class A-4 Base Principal Distribution Amount paid                                        2,449,609.42
                                                                                            -------------
      Class A-4 Note Principal Balance after distribution on Payment Date                   27,850,110.87

  REMAINING AVAILABLE FUNDS                                                                    193,050.29

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                              --
    Note Insurer Reimbursement Amount paid                                                             --
                                                                                            -------------
      Note Insurer Reimbursement Amount remaining unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                    193,050.29

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                              658,689.59
    Class B-1 Base Principal Distribution due                                                   53,252.38
    Class B-1 Base Principal Distribution paid                                                  53,252.38
                                                                                            -------------
      Class B-1 Base Principal Distribution remaining unpaid                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002

      Class B-1 Note Principal Balance after distribution on Payment Date                      605,437.21

  REMAINING AVAILABLE FUNDS                                                                    139,797.91

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                              329,344.73
    Class B-2 Base Principal Distribution due                                                   26,626.19
    Class B-2 Base Principal Distribution paid                                                  26,626.19
                                                                                            -------------
      Class B-2 Base Principal Distribution remaining unpaid                                           --
      Class B-2 Note Principal Balance after distribution on Payment Date                      302,718.55
  REMAINING AVAILABLE FUNDS                                                                    113,171.73
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                              658,689.59
    Class B-3 Base Principal Distribution due                                                   53,252.38
    Class B-3 Base Principal Distribution paid                                                  53,252.38
                                                                                            -------------
      Class B-3 Base Principal Distribution remaining unpaid                                           --
      Class B-3 Note Principal Balance after distribution on Payment Date                      605,437.21
  REMAINING AVAILABLE FUNDS                                                                     59,919.35

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
    Principal Amount paid to A noteholders, otherwise paid to B-1                                      --
    Principal Amount paid to A noteholders, otherwise paid to B-2                                      --
    Principal Amount paid to A noteholders, otherwise paid to B-3                                      --
                                                                                            -------------
    Total Principal Amount paid to A noteholders, otherwise to be paid to B                            --
  REMAINING AVAILABLE FUNDS                                                                     59,919.35

    Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                    --
    Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                    --

    Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                    --
                                                                                            -------------
  REMAINING AVAILABLE FUNDS                                                                     59,919.35

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                        --
    Remaining Indenture Trustee Expenses paid                                                          --
                                                                                            -------------
      Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                     59,919.35
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                           --
    Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                            -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
  REMAINING AVAILABLE FUNDS                                                                     59,919.35
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                               59,919.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 2002





                    Initial        Beginning        Base         Additional         Total          Ending            Ending
                   Principal       Principal      Principal       Principal       Principal       Principal       Certificate
   Class            Balance         Balance      Distribution    Distribution    Distribution      Balance           Factor
-------------    -------------   -------------   -------------   -------------   -------------   -------------   --------------
Class A-1        70,687,140.00              --              --              --              --              --        0.0000000
Class A-2        53,856,869.00              --              --              --              --              --        0.0000000
Class A-3        52,510,447.00              --              --              --              --              --        0.0000000
Class A-4        70,687,140.00   30,299,720.30    2,449,609.42              --    2,449,609.42   27,850,110.87        0.3939912
                 -------------   -------------   -------------   -------------   -------------   -------------   --------------
Total Class A   247,741,596.00   30,299,720.30    2,449,609.42              --    2,449,609.42   27,850,110.87        0.1124160

Class B-1         5,385,687.00      658,689.59       53,252.38              --       53,252.38      605,437.21        0.1124160
Class B-2         2,692,843.00      329,344.73       26,626.19              --       26,626.19      302,718.55        0.1124160
Class B-3         5,385,687.00      658,689.59       53,252.38              --       53,252.38      605,437.21        0.1124160
                 -------------   -------------   -------------   -------------   -------------   -------------
Total            261,205,813.00  31,946,444.21    2,582,740.37              --    2,582,740.37   29,363,703.84

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               40,024,974.20
      ADCPB, end of Collection Period                                     37,442,233.84
                                                                          -------------
        Base Principal Amount                                              2,582,740.37

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period      2,187,957.70
      Servicing Advances collected during the current Collection Period    2,185,468.63
                                                                          -------------
        Unreimbursed Servicing Advances as of current Determination Date       2,489.07

CALCULATION OF INTEREST DUE


               Beginning                             Current                              Total
               Principal          Interest           Interest           Overdue          Interest
  Class         Balance             Rate               Due             Interest            Due
---------   ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1                --             5.2150%                --                --                --
Class A-2                --             5.4900%                --                --                --
Class A-3                --             5.4500%                --                --                --
Class A-4     30,299,720.30             5.6280%        142,105.69                --        142,105.69
Class B-1        658,689.59             7.3400%          4,028.98                --          4,028.98
Class B-2        329,344.73             9.5100%          2,610.06                --          2,610.06
Class B-3        658,689.59             6.2420%          3,426.28                --          3,426.28
            ---------------    ---------------    ---------------   ---------------   ---------------
              31,946,444.21             5.7160%        152,171.01                --        152,171.01

CALCULATION OF PRINCIPAL DUE


                                Base              Base                            Total
                              Principal         Principal       Overdue         Principal
 Class                        Amount Pct.         Amount        Principal          Due
---------                    -------------    -------------   -------------   -------------
Class A                             94.845%    2,449,609.42              --    2,449,609.42
Class B-1                            2.062%       53,252.38              --       53,252.38
Class B-2                            1.031%       26,626.19              --       26,626.19
Class B-3                            2.062%       53,252.38              --       53,252.38
                                              -------------   -------------   -------------
                                               2,582,740.37              --    2,582,740.37

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                        40,024,974.20
      Servicer Fee Rate                                                                     0.500%
      One-twelfth                                                                            1/12
                                                                                   --------------
      Servicer Fee due current period                                                   16,677.07
      Prior Servicer Fee arrearage                                                             --
                                                                                   --------------
      Servicer Fee due                                                                  16,677.07

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    30,299,720.30
      Premium Rate                                                                          0.140%
      One-twelfth                                                                            1/12
                                                                                   --------------
      Premium Amount due Current Period                                                  3,534.97
      Prior Premium Amount arrearage                                                           --
                                                                                   --------------
        Total Premium Amount due                                                         3,534.97

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                             416.67
      Prior Indenture Trustee Fee arrearage                                                    --
                                                                                   --------------
      Total Indenture Trustee Fee due                                                      416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                           --
      Prior Indenture Trustee Expenses arrearage                                               --
                                                                                   --------------
      Total Indenture Trustee Expenses due                                                     --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                    --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                   --
                                                                                   --------------
      Total Other Amounts Due Servicer under Servicing Agreement                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insurer has Made a Payment (Yes/No)                                                            No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


Section                                      Event                                                       Yes/No
-------           --------------------------------------------------------------                         ------

6.01(i)           Failure to make payment required                                                         No
6.01(ii)          Failure to submit Monthly Statement                                                      No
6.01(iii)         Failure to Observe Covenants in Servicing Agreement                                      No
6.01(iv)          Servicer consents to appointment of custodian, receiver, etc.                            No
6.01(v)           Servicer files a voluntary petition for bankruptcy                                       No
6.01(vi)          Petition under bankruptcy laws against Servicer is not stayed,
                  withdrawn or dismissed within 60 days                                                    No
6.01(vii)         Assignment by Servicer to a delegate its rights under
                  Servicing Agreement                                                                      No
6.01(viii)        Servicer Trigger Event as contained in the Insurance
                  Agreement has occurred.                                                                  No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 2002


Gross Charge Event Calculation:


                                                                                  Result
                                                                                  ------
Gross Charge Off Ratio Current Period                                              (0.44)%
Gross Charge Off Ratio Prior Period                                                (0.33)%
Gross Charge Off Ratio Second Prior Period                                         (0.32)%
                                                                                  ------
Average of Gross Charge Off Ratio for Three Periods                                (0.37)%
Maximum Allowed                                                                     2.50%

    Gross Charge Off Ratio:


                           ADCPB of                                                      Gross Charge Off Ratio
                         All Defaulted       Less                         End of Month        Charge Offs/
                           Contracts       Recoveries     Charge Offs         ADCPB               ADCPB
                         -------------   -------------   -------------    -------------  ----------------------
Current Period               23,115.19       36,858.91      (13,743.72)   37,442,233.84           (0.44)%
Prior Period                 24,142.79       35,283.77      (11,140.98)   40,024,974.20           (0.33)%
Second Prior Period           4,148.84       15,688.59      (11,539.75)   42,740,924.42           (0.32)%


Delinquency Event Calculation:


                                                                                                  Results
                                                                                                  -------
    Delinquency Trigger Ratio Current Period                                                       7.19%
    Delinquency Trigger Ratio Prior Period                                                         6.97%
    Delinquency Trigger Ratio Second Prior Period                                                  6.24%
                                                                                                  -----
    Average of Delinquency Trigger Ratios                                                          6.80%
    Maximum Allowed                                                                                7.50%

    Delinquency Trigger Ratio:


                                            A                   B                        A/B
                                     -----------------   ----------------        -------------------
                                          ADCPB of           ADCPB of
                                     Contract > 30 Day     All Contracts         Delinquency Trigger
                                          Past Due        As of Month-End              Ratio:
                                     -----------------   -----------------       -------------------

Current Period                          2,692,913.08       37,455,888.78                 7.19%
Prior Period                            2,791,163.93       40,024,974.20                 6.97%
Second Prior Period                     2,668,733.83       42,746,226.14                 6.24%


                                                 ADCPB       Delinquency Ratio
                                               ----------    -----------------
Current                                        34,762,976            92.81%
31-60 Days Past Due                             1,660,573             4.43%
61-90 Days Past Due                               411,640             1.10%
91+ Days Past Due                                 620,699             1.66%
                                               ----------       ----------
TOTAL                                          37,455,889           100.00%

Substitution Limits


    ADCPB as of Cut-Off Date                                           269,284,343.00
    Maximum Substitution (10% of Initial)                               26,928,434.30
    Prior month Cumulative ADCPB Substituted                            13,546,424.48
    Adjustment for prior month cumulative substituted ADLB
       (overstated in 10/1/01 report)                                              --
    Current month ADCPB Substituted                                        219,677.11
                                                                       --------------
    Cumulative ADCPB Substituted                                        13,766,101.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002 **


Available Amount to Note Holders:                                                              4,105,448.36

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                       7,831.13
          (b) Servicer Fees from current and prior Collection Period                              25,171.86
          (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                              6,960.52
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                        --
          Class A-2 Note Interest                                                                        --
          Class A-3 Note Interest                                                                        --
          Class A-4 Note Interest                                                                227,907.34

(viii)  Class B-1 Note Interest                                                                    6,091.41
(ix)    Class B-2 Note Interest                                                                    4,603.11
(x)     Class B-3 Note Interest                                                                    3,644.71
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                                        --
          Class A-2 Principal Distribution Amount                                                        --
          Class A-3 Principal Distribution Amount                                                        --
          Class A-4 Principal Distribution Amount                                              3,822,821.61
(xii)   Note Insurer Reimbursement Amount                                                                --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                    --
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                    --
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                    --
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii) Remaining Amount to Residual Holder                                                              --


        Reviewed By:



        -----------------------------------------------------------------------
        Joel Cappon
        Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2002                                                 520,954.73
     Add: Investment earnings on amounts in Collection Account                                         1,105.13
     Add: Payments due Collection Account from last 3 business days of Collection Period           1,060,962.06
     Less: Amounts inadvertently deposited into collection account                                           --
     Add: Additional contribution for terminated trade-ups and rebooked leases                               --
     Add: Servicer Advance on current Determination Date                                           2,522,426.44
                                                                                                  -------------
       Available Funds on Payment Date                                                             4,105,448.36
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,105,448.36
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,105,448.36
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                7,831.13
     Unreimbursed Servicer Advances paid                                                               7,831.13
                                                                                                  -------------
       Unreimbursed Servicer Advances remaining unpaid                                                       --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,097,617.23
SERVICER FEES
     Servicer Fees due                                                                                25,171.86
     Servicer Fees paid                                                                               25,171.86
                                                                                                  -------------
       Servicer Fees remaining unpaid                                                                        --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,072,445.37
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,072,445.37
PREMIUM AMOUNT
     Premium Amount due                                                                                6,960.52
     Premium Amount paid                                                                               6,960.52
                                                                                                  -------------
       Premium Amount remaining unpaid                                                                       --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,065,484.85
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                           416.67
     Indenture Trustee Fee paid                                                                          416.67
                                                                                                  -------------
       Indenture Trustee Fee remaining unpaid                                                                --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        4,065,068.18
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                    --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                               75,000.00
                                                                                                  -------------
     Total Indenture Trustee Expenses paid                                                                   --
                                                                                                  -------------
       Indenture Trustee Expenses unpaid                                                                     --

  REMAINING AVAILABLE FUNDS                                                                        4,065,068.18

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                 --
     Class A-2 Note Interest                                                                                 --
     Class A-3 Note Interest                                                                                 --
     Class A-4 Note Interest                                                                         227,907.34
                                                                                                  -------------
       Total Class A Interest due                                                                    227,907.34
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,837,160.84
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       6,091.41
     Class B-1 Note Interest paid                                                                      6,091.41
                                                                                                  -------------
       Class B-1 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,831,069.43
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                       4,603.11
     Class B-2 Note Interest paid                                                                      4,603.11
                                                                                                  -------------
       Class B-2 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,826,466.32
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                       3,644.71
     Class B-3 Note Interest paid                                                                      3,644.71
                                                                                                  -------------
       Class B-3 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
  REMAINING AVAILABLE FUNDS                                                                        3,822,821.61
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                3,981,717.44
     Class A Note Principal Balance as of preceding Payment Date                                  47,729,286.59
                                                                                                  -------------
     Class A Base Principal Distribution Amount paid                                               3,822,821.61
                                                                                                  -------------
       Class A Base Principal Distribution Amount remaining unpaid                                   158,895.83

     Class A-1 Note Principal Balance as of preceding Payment Date                                           --
     Class A-1 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,822,821.61
                                                                                                  -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                           --
     Class A-2 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,822,821.61
                                                                                                  -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                           --
     Class A-3 Base Principal Distribution Amount paid                                                       --
                                                                                                  -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                                   --

     Remaining Class A Base Principal Distribution Amount                                          3,822,821.61
                                                                                                  -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


     Class A-4 Note Principal Balance as of preceding Payment Date                                47,729,286.59
     Class A-4 Base Principal Distribution Amount paid                                             3,822,821.61
                                                                                                  -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                        43,906,464.98

REMAINING AVAILABLE FUNDS                                                                                    --

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                   --
     Note Insurer Reimbursement Amount paid                                                                  --
                                                                                                  -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                                  --

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                 1,105,852.77
     Class B-1 Base Principal Distribution due                                                       154,818.58
     Class B-1 Base Principal Distribution paid                                                              --
                                                                                                  -------------
       Class B-1 Base Principal Distribution remaining unpaid                                        154,818.58
       Class B-1 Note Principal Balance after distribution on Payment Date                         1,105,852.77

  REMAINING AVAILABLE FUNDS                                                                                  --

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                   552,926.39
     Class B-2 Base Principal Distribution due                                                        77,409.29
     Class B-2 Base Principal Distribution paid                                                              --
                                                                                                  -------------
       Class B-2 Base Principal Distribution remaining unpaid                                         77,409.29
       Class B-2 Note Principal Balance after distribution on Payment Date                           552,926.39
  REMAINING AVAILABLE FUNDS                                                                                  --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                   691,157.98
     Class B-3 Base Principal Distribution due                                                        96,761.61
     Class B-3 Base Principal Distribution paid                                                              --
                                                                                                  -------------
       Class B-3 Base Principal Distribution remaining unpaid                                         96,761.61
       Class B-3 Note Principal Balance after distribution on Payment Date                           691,157.98
  REMAINING AVAILABLE FUNDS                                                                                  --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                             --
     Remaining Indenture Trustee Expenses paid                                                               --
                                                                                                  -------------
       Remaining Indenture Trustee Expenses unpaid                                                           --
  REMAINING AVAILABLE FUNDS                                                                                  --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                --
     Other Amounts Due Servicer under Servicing Agreement paid                                               --
                                                                                                  -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                   --
  REMAINING AVAILABLE FUNDS                                                                                  --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 2002





                          Initial              Beginning                 Base                Additional
                         Principal             Principal               Principal              Principal
     Class                Balance               Balance              Distribution           Distribution
---------------     ------------------     ------------------     ------------------     ------------------
Class A-1                70,688,994.00                     --                     --                     --
Class A-2                57,258,085.00                     --                     --                     --
Class A-3                48,068,516.00                     --                     --                     --
Class A-4                84,119,903.00          47,729,286.59           3,822,821.61                     --
                    ------------------     ------------------     ------------------     ------------------
  Total Class A         260,135,498.00          47,729,286.59           3,822,821.61                     --

Class B-1                 5,655,120.00           1,105,852.77                     --                     --
Class B-2                 2,827,560.00             552,926.39                     --                     --
Class B-3                 3,534,450.00             691,157.98                     --                     --
                    ------------------     ------------------     ------------------     ------------------
  Total                 272,152,628.00          50,079,223.74           3,822,821.61                     --




                           Total                 Ending                 Ending
                         Principal              Principal             Certificate
     Class              Distribution             Balance                 Factor
---------------      ------------------     ------------------     ------------------
Class A-1                            --                     --              0.0000000
Class A-2                            --                     --              0.0000000
Class A-3                            --                     --              0.0000000
Class A-4                  3,822,821.61          43,906,464.98              0.5219510
                     ------------------     ------------------     ------------------
  Total Class A            3,822,821.61          43,906,464.98              0.1687831

Class B-1                            --           1,105,852.77              0.1955489
Class B-2                            --             552,926.39              0.1955489
Class B-3                            --             691,157.98              0.1955489
                     ------------------     ------------------
  Total                    3,822,821.61          46,256,402.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  60,412,474.92
      ADCPB, end of Collection Period                                        56,372,154.90
                                                                             -------------
        Base Principal Amount                                                 4,040,320.02

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         3,079,599.34
      Servicing Advances collected during the current Collection Period       3,071,768.21
                                                                             -------------
        Unreimbursed Servicing Advances as of current Determination Date          7,831.13


CALCULATION OF INTEREST DUE

                  Beginning                                 Current                                  Total
                  Principal            Interest            Interest             Overdue            Interest
  Class            Balance               Rate                 Due               Interest              Due
---------     ---------------      ---------------      ---------------     ---------------     ---------------
Class A-1                  --               4.9670%                  --                  --                  --
Class A-2                  --               5.4500%                  --                  --                  --
Class A-3                  --               5.5400%                  --                  --                  --
Class A-4       47,729,286.59               5.7300%          227,907.34                  --          227,907.34
Class B-1        1,105,852.77               6.6100%            6,091.41                  --            6,091.41
Class B-2          552,926.39               9.9900%            4,603.11                  --            4,603.11
Class B-3          691,157.98               6.3280%            3,644.71                  --            3,644.71
              ---------------      ---------------      ---------------     ---------------     ---------------
                50,079,223.74               5.8047%          242,246.57                  --          242,246.57

CALCULATION OF PRINCIPAL DUE

                    Base               Base                               Total
                 Principal          Principal         Overdue           Principal
  Class         Amount Pct.          Amount          Principal             Due
---------     -------------      -------------     -------------     -------------
Class A              95.584%      3,861,916.27        119,801.18      3,981,717.44
Class B-1             2.078%         83,954.71         70,863.87        154,818.58
Class B-2             1.039%         41,977.35         35,431.94         77,409.29
Class B-3             1.299%         52,471.69         44,289.92         96,761.61
                                 -------------     -------------     -------------
                                  4,040,320.02        270,386.91      4,310,706.93

CALCULATION OF SERVICER FEE

ADCPB as of the prior Calculation Date           60,412,474.92
Servicer Fee Rate                                        0.500%
One-twelfth                                               1/12
                                                --------------
Servicer Fee due current period                      25,171.86
Prior Servicer Fee arrearage                                --
                                                --------------
Servicer Fee due                                     25,171.86

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002



CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           47,729,286.59
      Premium Rate                                                                                 0.175%
      One-twelfth                                                                                   1/12
                                                                                          --------------
      Premium Amount due Current Period                                                         6,960.52
      Prior Premium Amount arrearage                                                                  --
                                                                                          --------------
        Total Premium Amount due                                                                6,960.52

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                    416.67
      Prior Indenture Trustee Fee arrearage                                                           --
                                                                                          --------------
      Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  --
      Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                          --------------
      Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                          --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2002



RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                      Yes
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                  No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                             No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                               Event                                                      Yes/No
     ----------  ------------------------------------------------------------------------------------------            ------
     6.01(i)     Failure to make payment required                                                                        No
     6.01(ii)    Failure to submit Monthly Statement                                                                     No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                     No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                           No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                      No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 2002


Gross Charge Event Calculation:

                                                               Result
                                                               ------
Gross Charge Off Ratio Current Period                            5.45%
Gross Charge Off Ratio Prior Period                              3.64%
Gross Charge Off Ratio Second Prior Period                      (0.33)%
                                                               ------
  Average of Gross Charge Off Ratio for Three Periods            2.92%
Maximum Allowed                                                  2.50%

    Gross Charge Off Ratio:

                           ADCPB of                                                            Gross Charge Off
                        All Defaulted          Less                           End of Month    Ratio: Charge Offs/
                          Contracts         Recoveries       Charge Offs          ADCPB              ADCPB
                        -------------     -------------     -------------     -------------   -------------------
Current Period             314,821.29         58,822.09        255,999.20     56,372,154.90              5.45%
Prior Period               224,471.16         41,115.66        183,355.50     60,412,474.92              3.64%
Second Prior Period         45,240.21         63,032.94        (17,792.73)    63,822,798.58             (0.33)%


Delinquency Event Calculation:

                                                      Results
                                                      -------
Delinquency Trigger Ratio Current Period                 7.43%
Delinquency Trigger Ratio Prior Period                   7.73%
Delinquency Trigger Ratio Second Prior Period            7.24%
                                                       ------
Average of Delinquency Trigger Ratios                    7.47%
Maximum Allowed                                          7.50%

    Delinquency Trigger Ratio:

                                   A                       B                     A/B
                           ------------------       ---------------       -------------------
                                 ADCPB of              ADCPB of
                           Contract > 30 Days        All Contracts        Delinquency Trigger
                                Past Due            As of Month-End              Ratio:
                           ------------------       ---------------       -------------------
Current Period                 4,189,906.46           56,383,311.14                    7.43%
Prior Period                   4,672,869.40           60,412,474.92                    7.73%
Second Prior Period            4,624,138.87           63,885,757.03                    7.24%

                                  ADCPB              Delinquency Ratio
                             ---------------         -----------------
Current                           52,193,405                    92.57%
31-60 Days Past Due                2,055,253                     3.65%
61-90 Days Past Due                1,172,900                     2.08%
91+ Days Past Due                    961,753                     1.71%
                             ---------------          ---------------
TOTAL                             56,383,311                   100.00%

Substitution Limits

ADCPB as of Cut-Off Date                                                                      226,204,781.43
ADCPB added during Prefunding period                                                           56,551,485.09
                                                                                              --------------
Total Initial ADCPB                                                                           282,756,266.53
Maximum Substitution (10% of Initial)                                                          28,275,626.65

Prior month Cumulative ADCPB Substituted                                                       28,265,864.38
Adjustment for prior month cumulative substituted ADLB (overstated in 2/1/02 report)                      --
Current month ADCPB Substituted                                                                           --
                                                                                              --------------
Cumulative ADCPB Substituted                                                                   28,265,864.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002 **

Available Amount to Note Holders:                                                       3,054,371.67
Reserve Account balance, beginning                                                        282,284.56

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertently deposited in Collection Account                   --
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                  --
(iii)      Aggregate of:
            (a) Unreimbursed Servicer Advances                                              9,387.14
            (b) Servicer Fees from current and prior Collection Period                     27,609.65
            (c) Servicing Charges inadvertently deposited in Collection Account                   --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees        416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                          --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                               --
            Class A-2 Note Interest                                                               --
            Class A-3 Note Interest                                                               --
            Class A-4 Note Interest                                                       276,028.84
(vii)      Class B Note Interest                                                           44,791.00
(viii)     Class C Note Interest                                                           33,384.85
(ix)       Class D Note Interest                                                           10,191.50

(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                               --
            Class A-2 Principal Distribution Amount                                               --
            Class A-3 Principal Distribution Amount                                               --
            Class A-4 Principal Distribution Amount                                     2,227,611.92
(xi)       Class B Base Principal Distribution Amount                                     210,536.49
(xii)      Class C Base Principal Distribution Amount                                     142,621.50
(xiii)     Class D Base Principal Distribution Amount                                      33,957.50
(xv)       Class E Note Interest                                                            7,534.37
(xvi)      Class E Principal Distribution Amount                                           36,674.10
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                      (6,373.85)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)          --
(xx)       Remaining Amount to Residual Holder                                                    --


Reserve Account balance, ending                                                           275,910.71

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                  --

           Reviewed By:



           -----------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2002                                                    264,955.89
     Add: Investment earnings on amounts in Collection Account                                            1,390.40
     Add: Payments due Collection Account from last 3 business days of Collection Period              1,003,457.39
     Less: Amounts inadvertently deposited into collection account                                              --
     Add: Additional contribution for terminated trade-ups and rebooked leases                            7,797.93
     Add: Servicer Advance on current Determination Date                                              1,776,770.06
                                                                                                    --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                                  3,054,371.67
     Reserve Account balance                                                                            282,284.56
                                                                                                    --------------
     TOTAL AVAILABLE FUNDS                                                                            3,336,656.23

Initial Unpaid Amounts inadvertently deposited in Collection Account                                            --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,336,656.23

Indemnity Payments paid inadvertently deposited in Collection Account                                           --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,336,656.23

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                   9,387.14
     Unreimbursed Servicer Advances paid                                                                  9,387.14
                                                                                                    --------------
      Unreimbursed Servicer Advances remaining unpaid                                                           --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,327,269.09

SERVICER FEES
     Servicer Fees due                                                                                   27,609.65
     Servicer Fees paid                                                                                  27,609.65
                                                                                                    --------------
      Servicer Fees remaining unpaid                                                                            --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,299,659.44

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                  --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,299,659.44

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                              416.67
     Indenture Trustee Fee paid                                                                             416.67
                                                                                                    --------------
      Indenture Trustee Fee remaining unpaid                                                                    --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,299,242.77

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                       --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                  75,000.00
                                                                                                    --------------
     Total Indenture Trustee Expenses paid                                                                      --
                                                                                                    --------------
      Indenture Trustee Expenses unpaid                                                                         --
 REMAINING AVAILABLE FUNDS                                                                            3,299,242.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                    --
     Class A-2 Note Interest                                                                                    --
     Class A-3 Note Interest                                                                                    --
     Class A-4 Note Interest                                                                            276,028.84
      Total Class A Interest due                                                                        276,028.84
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            3,023,213.93

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                           44,791.00
     Class B Note Interest paid                                                                          44,791.00
                                                                                                    --------------
      Class B Note Interest remaining unpaid                                                                    --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            2,978,422.93

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                           33,384.85
     Class C Note Interest paid                                                                          33,384.85
                                                                                                    --------------
      Class C Note Interest remaining unpaid                                                                    --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            2,945,038.08

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                           10,191.50
     Class D Note Interest paid                                                                          10,191.50
                                                                                                    --------------
      Class D Note Interest remaining unpaid                                                                    --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                            2,934,846.59

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                   2,174,149.24
     Class A Note Principal Balance as of preceding Payment Date                                     47,454,814.73
                                                                                                    --------------
      Class A Base Principal Distribution Amount paid                                                 2,174,149.24
                                                                                                    --------------
     Class A Base Principal Distribution Amount remaining unpaid                                                --
     Class A-1 Note Principal Balance as of preceding Payment Date                                              --
     Class A-1 Base Principal Distribution Amount paid                                                          --
                                                                                                    --------------
      Class A-1 Note Principal Balance after distribution                                                       --
                                                                                                    --------------
     Remaining Class A Base Principal Distribution Amount                                             2,174,149.24
                                                                                                    --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                              --
     Class A-2 Base Principal Distribution Amount paid                                                          --
                                                                                                    --------------
      Class A-2 Note Principal Balance after distribution                                                       --
     Remaining Class A Base Principal Distribution Amount                                             2,174,149.24
                                                                                                    --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                              --
     Class A-3 Base Principal Distribution Amount paid                                                          --
                                                                                                    --------------
      Class A-3 Note Principal Balance after distribution                                                       --
     Remaining Class A Base Principal Distribution Amount                                             2,174,149.24
                                                                                                    --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                                   47,454,814.73
     Class A-4 Base Principal Distribution Amount paid                                                2,174,149.24
                                                                                                    --------------
      Class A-4 Note Principal Balance after distribution                                            45,280,665.50
 REMAINING AVAILABLE FUNDS                                                                              760,697.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                      7,383,131.40
     Class B Base Principal Distribution due                                                            205,483.62
     Class B Base Principal Distribution paid                                                           205,483.62
                                                                                                    --------------
      Class B Base Principal Distribution remaining unpaid                                                      --
      Class B Note Principal Balance after distribution on Payment Date                               7,177,647.78
 REMAINING AVAILABLE FUNDS                                                                              555,213.73

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                      5,001,476.21
     Class C Base Principal Distribution due                                                            139,198.58
     Class C Base Principal Distribution paid                                                           139,198.58
                                                                                                    --------------
      Class C Base Principal Distribution remaining unpaid                                                      --
      Class C Note Principal Balance after distribution on Payment Date                               4,862,277.63
 REMAINING AVAILABLE FUNDS                                                                              416,015.15

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                      1,190,827.10
     Class D Base Principal Distribution due                                                             33,142.52
     Class D Base Principal Distribution paid                                                            33,142.52
                                                                                                    --------------
      Class D Base Principal Distribution remaining unpaid                                                      --
      Class D Note Principal Balance after distribution on Payment Date                               1,157,684.58
 REMAINING AVAILABLE FUNDS                                                                              382,872.64

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                      --
     Class A-1 Reallocated Principal Distribution                                                               --
                                                                                                    --------------
      Class A-1 Note Principal Balance after Reallocation                                                       --
 Remaining Available Funds                                                                              382,872.64
                                                                                                    --------------
     Class A-2 Note Principal Balance after Base Principal                                                      --
     Class A-2 Reallocated Principal Distribution                                                               --
                                                                                                    --------------
      Class A-2 Note Principal Balance after Reallocation                                                       --
 Remaining Available Funds                                                                              382,872.64
                                                                                                    --------------
     Class A-3 Note Principal Balance after Base Principal                                                      --
     Class A-3 Reallocated Principal Distribution                                                               --
                                                                                                    --------------
      Class A-3 Note Principal Balance after Reallocation                                                       --
 Remaining Available Funds                                                                              382,872.64
                                                                                                    --------------
     Class A-4 Note Principal Balance after Base Principal                                           45,280,665.50
     Class A-4 Reallocated Principal Distribution                                                               --
                                                                                                    --------------
      Class A-4 Note Principal Balance after Reallocation                                            45,280,665.50
 REMAINING AVAILABLE FUNDS                                                                              382,872.64

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                              7,177,647.78
     Class B Reallocated Principal Distribution paid                                                            --
                                                                                                    --------------
      Class B Note Principal Balance after Reallocation                                               7,177,647.78
 REMAINING AVAILABLE FUNDS                                                                              382,872.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                              4,862,277.63
     Class C Reallocated Principal Distribution paid                                                            --
                                                                                                    --------------
      Class C Note Principal Balance after Reallocation                                               4,862,277.63
 REMAINING AVAILABLE FUNDS                                                                              382,872.64

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                              1,157,684.58
     Class D Reallocated Principal Distribution paid                                                            --
      Class D Note Principal Balance after Reallocation                                               1,157,684.58
 REMAINING AVAILABLE FUNDS                                                                              382,872.64

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                            7,534.37
     Class E Note Interest paid                                                                           7,534.37
                                                                                                    --------------
      Class E Note Interest remaining unpaid                                                                    --
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                              375,338.27

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                      1,286,093.82
     Class E Base Principal Distribution due                                                             35,793.92
     Class E Base Principal Distribution paid                                                            35,793.92
                                                                                                    --------------
      Class E Base Principal Distribution remaining unpaid                                                      --
      Class E Note Principal Balance after distribution on Payment Date                               1,250,299.90
 REMAINING AVAILABLE FUNDS                                                                              339,544.35

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                              1,250,299.90
     Class E Reallocated Principal Distribution paid                                                            --
      Class E Note Principal Balance after Reallocation                                               1,250,299.90
 REMAINING AVAILABLE FUNDS                                                                              339,544.35

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                               --
     Class A-1 Supplemental Principal Distribution                                                              --
                                                                                                    --------------
      Class A-1 Note Principal Balance after Supplemental                                                       --
 Remaining Available Funds                                                                              339,544.35
                                                                                                    --------------
     Class A-2 Note Principal Balance after Reallocated Principal                                               --
     Class A-2 Supplemental Principal Distribution                                                              --
                                                                                                    --------------
      Class A-2 Note Principal Balance after Supplemental                                                       --
 Remaining Available Funds                                                                              339,544.35
                                                                                                    --------------
     Class A-3 Note Principal Balance after Reallocated Principal                                               --
     Class A-3 Supplemental Principal Distribution                                                              --
                                                                                                    --------------
      Class A-3 Note Principal Balance after Supplemental                                                       --
 Remaining Available Funds                                                                              339,544.35
                                                                                                    --------------
     Class A-4 Note Principal Balance after Reallocated Principal                                    45,280,665.50
     Class A-4 Supplemental Principal Distribution                                                       53,462.69
                                                                                                    --------------
      Class A-4 Note Principal Balance after Supplemental                                            45,227,202.81
 REMAINING AVAILABLE FUNDS                                                                              286,081.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                       7,177,647.78
     Class B Supplemental Principal Distribution paid                                                     5,052.88
                                                                                                    --------------
      Class B Note Principal Balance after Supplemental                                               7,172,594.91
 REMAINING AVAILABLE FUNDS                                                                              281,028.79

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                       4,862,277.63
     Class C Supplemental Principal Distribution paid                                                     3,422.92
                                                                                                    --------------
      Class C Note Principal Balance after Supplemental                                               4,858,854.71
 REMAINING AVAILABLE FUNDS                                                                              277,605.87

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                       1,157,684.58
     Class D Supplemental Principal Distribution paid                                                       814.98
                                                                                                    --------------
      Class D Note Principal Balance after Supplemental                                               1,156,869.60
 REMAINING AVAILABLE FUNDS                                                                              276,790.89

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                       1,250,299.90
     Class E Supplemental Principal Distribution paid                                                       880.18
                                                                                                    --------------
      Class E Note Principal Balance after Supplemental                                               1,249,419.73
 REMAINING AVAILABLE FUNDS                                                                              275,910.71

RESERVE FUND
     Required Reserve Fund Amount                                                                     1,751,034.78
     Reserve Account Balance, Ending                                                                    275,910.71
     Reserve Account Deposit/(Withdrawal)                                                                (6,373.85)
                                                                                                    --------------
 REMAINING AVAILABLE FUNDS                                                                                      --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                                --
     Remaining Indenture Trustee Expenses paid                                                                  --
                                                                                                    --------------
      Remaining Indenture Trustee Expenses unpaid                                                               --
 REMAINING AVAILABLE FUNDS                                                                                      --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                      --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                    66,263,166.34
     ADCPB, end of Collection Period                                                          63,611,764.83
                                                                                             --------------
      Base Principal Amount                                                                    2,651,401.51

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                           2,449,612.14
     Servicing Advances collected during the current Collection Period                         2,440,225.00
                                                                                             --------------
      Unreimbursed Servicing Advances as of current Determination Date                             9,387.14

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                   66,263,166.34
     Servicer Fee Rate                                                                                0.500%
     One-twelfth                                                                                       1/12
                                                                                             --------------
     Servicer Fee due current period                                                              27,609.65
     Prior Servicer Fee arrearage                                                                        --
                                                                                             --------------
     Servicer Fee due                                                                             27,609.65


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                        416.67
     Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             --------------
     Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                      --
     Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             --------------
     Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                               --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                          --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                            61,243,555.20              96.27%
     31 - 60 days past due                                                 874,127.33               1.37%
     61 - 90 days past due                                                 845,617.53               1.33%
     91+ days past due                                                     654,125.70               1.03%
                                                                       --------------
                                                                        63,617,425.77

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                          54,591.35
     Less Recoveries                                                                           15,006.10
                                                                                          --------------
     Total Charge Offs for the period                                                          39,585.25

     End of Month ADCPB                                                                    63,611,764.83
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                               0.06%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                         Beginning
                       Initial           of Period          Interest                           Interest
   Class               Balance            Balance             Rate          Interest Due         Paid
   -----            --------------     --------------     ------------      ------------     ------------
    A-1              30,818,212.00               0.00            5.855%             0.00             0.00
    A-2              31,956,385.00               0.00            6.460%             0.00             0.00
    A-3              18,823,624.00               0.00            6.700%             0.00             0.00
    A-4              61,986,631.00      47,454,814.73            6.980%       276,028.84       276,028.84
                    --------------     --------------     ------------      ------------     ------------
  Class A           143,584,852.00      47,454,814.73             6.98%       276,028.84       276,028.84
                    --------------     --------------     ------------      ------------     ------------
     B               13,570,520.00       7,383,131.40            7.280%        44,791.00        44,791.00
     C                9,192,933.00       5,001,476.21            8.010%        33,384.85        33,384.85
     D                2,188,793.00       1,190,827.10           10.270%        10,191.50        10,191.50
     E                2,363,897.00       1,286,093.82            7.030%         7,534.37         7,534.37
                    --------------     --------------     ------------      ------------     ------------
Total Notes         170,900,995.00      62,316,343.26             7.16%       371,930.55       371,930.55
                    --------------     --------------     ------------      ------------     ------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                  Beginning          (Monthly)      (Reallocated)  (Supplemental)      Total              End              Ending
                  of Period          Principal        Principal      Principal        Principal         of Period        Certificate
   Class           Balance             Paid             Paid           Paid             Paid             Balance           Factor
   -----       --------------     --------------    ------------   -------------   --------------     --------------     ----------
    A-1                  0.00               0.00           0.00           0.00               0.00               0.00      0.0000000
    A-2                  0.00               0.00           0.00           0.00               0.00               0.00      0.0000000
    A-3                  0.00               0.00           0.00           0.00               0.00               0.00      0.0000000
    A-4         47,454,814.73       2,174,149.24           0.00      53,462.69       2,227,611.92      45,227,202.81      0.7296283
               --------------     --------------     ----------     ----------     --------------     --------------
  Class A       47,454,814.73       2,174,149.24           0.00      53,462.69       2,227,611.92      45,227,202.81
               --------------     --------------     ----------     ----------     --------------     --------------
     B           7,383,131.40         205,483.62           0.00       5,052.88         210,536.49       7,172,594.91      0.5285424
     C           5,001,476.21         139,198.58           0.00       3,422.92         142,621.50       4,858,854.71      0.5285424
     D           1,190,827.10          33,142.52           0.00         814.98          33,957.50       1,156,869.60      0.5285423
     E           1,286,093.82          35,793.92           0.00         880.18          36,674.10       1,249,419.73      0.5285424
               --------------     --------------     ----------     ----------     --------------     --------------
Total Notes     62,316,343.26       2,587,767.87           0.00      63,633.64       2,651,401.51      59,664,941.75
               --------------     --------------     ----------     ----------     --------------     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002


PRINCIPAL PAYMENT CALCULATION

                                 Investor        Investor         Investor                         Supplemental
               (defined)          Monthly       Reallocated      Supplemental        Total          Percentage
                 Class           Principal       Principal        Principal        Principal       of Principal
   Class      Percentage          Amount           Amount           Amount           Amount         Allocated
   -----     ------------      ------------     ------------     ------------     ------------     ------------
     A              82.00%     2,174,149.24             0.00        53,462.69     2,227,611.92            84.02%
     B               7.75%       205,483.62             0.00         5,052.88       210,536.49             7.94%
     C               5.25%       139,198.58             0.00         3,422.92       142,621.50             5.38%
     D               1.25%        33,142.52             0.00           814.98        33,957.50             1.28%
     E               1.35%        35,793.92             0.00           880.18        36,674.10             1.38%
             ------------      ------------     ------------     ------------     ------------     ------------
                               2,587,767.87             0.00        63,633.64     2,651,401.51           100.00%
             ------------      ------------     ------------     ------------     ------------     ------------

FLOOR CALCULATION

                 Class            Floor Hit?         Floored
   Class         Floors             (Y/N)          Prin Amount
   -----         ------           ----------       -----------
     A                                                 N/A
     B             --                 No            205,483.62
     C             --                 No            139,198.58
     D             --                 No             33,142.52
     E             --                 No             35,793.92

(Retained) Certificate Balance                         3,946,823.08
Initial OC Percentage                                          2.40%

Overcollateralization Balance (prior)                                   3,946,823.08
Overcollateralization Balance (current)                                 3,946,823.08
Unfunded Loss Amount                                                            0.00
Cumulative Loss Amount                                                          0.00
Available Funds+Collection Account-Servicing                            3,299,242.77

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                 Yes/No
                                                                                                 ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                                            Event                                                        Yes/No
  -------                                            -----                                                        ------
 6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                       No
 6.01(ii)    Failure to submit Monthly Statement                                                                    No
 6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
 6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
 6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
 6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
 6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002


Available Funds                                                                                         $4,441,253.19
Deposit from Reserve Account                                                                            $      407.50
                                                                                                        -------------
Total Available Amount to Note Holders:                                                                 $4,441,660.69

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)    Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account        $        0.00
(ii)   Indemnity Payments paid inadvertently deposited in Collection Account                            $        0.00
(iii)  Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                      $   28,801.40
         (b) Servicer Fees from current and prior Collection Period                                     $   58,228.10
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                      $      416.67
(v)    Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                               $        0.00

(vi)   Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                        $  177,999.71
         Class A-2 Note Interest                                                                        $  644,910.00
(vii)  Class B Note Interest                                                                            $   77,045.15

(viii) Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                        $3,133,084.47
         Class A-2 Principal Distribution Amount                                                        $        0.00
(ix)   Class B Base Principal Distribution Amount                                                       $  252,203.99
(x)    Supplemental Interest Reserve Account addition amount                                            $   68,971.20
(xi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    $        0.00
(xii)  Excess to Trust Certificate Holder                                                               $        0.00




         Reviewed By:



         -----------------------------------------------------------------------
         Joel Cappon
         Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2002                                   2,526,009.54
     Investment earnings on amounts in Collection Account                                  2,979.92
     Payments due Collection Account from last 3 business days of Collection Period      653,951.12
     Servicer Advance on current Determination Date                                    1,258,312.61
     Additional Contribution for loss on termination                                           0.00
     Deposit from Reserve Account                                                            407.50
     Deposit from Letter of Credit Account                                                     0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                   4,441,660.69

Initial Unpaid Amounts inadvertently deposited in Collection Account                           0.00
  REMAINING AVAILABLE FUNDS                                                            4,441,660.69

Indemnity Payments paid inadvertently deposited in Collection Account                          0.00
  REMAINING AVAILABLE FUNDS                                                            4,441,660.69

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   28,801.40
     Unreimbursed Servicer Advances paid                                                  28,801.40
                                                                                      -------------
       Unreimbursed Servicer Advances remaining unpaid                                         0.00
REMAINING AVAILABLE FUNDS                                                              4,412,859.29

SERVICER FEES
     Servicer Fees due                                                                    58,228.10
     Servicer Fees paid                                                                   58,228.10
                                                                                      -------------
       Servicer Fees remaining unpaid                                                          0.00
  REMAINING AVAILABLE FUNDS                                                            4,354,631.19

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 0.00
  REMAINING AVAILABLE FUNDS                                                            4,354,631.19

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                               416.67
     Indenture Trustee Fee paid                                                              416.67
                                                                                      -------------
       Indenture Trustee Fee remaining unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                            4,354,214.52

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                      0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                            75,000.00
     Total Indenture Trustee Expenses paid                                                     0.00
                                                                                      -------------
       Indenture Trustee Expenses unpaid                                                       0.00
  REMAINING AVAILABLE FUNDS                                                            4,354,214.52

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                         177,999.71
     Class A-1 Note Interest paid                                                        177,999.71
                                                                                      -------------
       Class A-1 Interest remaining unpaid                                                     0.00
     Class A-2 Note Interest due                                                         644,910.00
     Class A-2 Note Interest paid                                                        644,910.00
                                                                                      -------------
     Class A-2 Interest remaining unpaid                                                       0.00
  REMAINING AVAILABLE FUNDS                                                            3,531,304.81

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS B NOTE INTEREST
     Class B Note Interest due                                                            77,045.15
     Class B Note Interest paid                                                           77,045.15
                                                                                      -------------
       Class B Note Interest remaining unpaid                                                  0.00
  REMAINING AVAILABLE FUNDS                                                            3,454,259.66


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                    28,517,977.08
     Class A-1 Base Principal Distribution due                                         3,133,084.47
     Class A-1 Base Principal Distribution Amount paid                                 3,133,084.47
                                                                                      -------------
       Class A-1 Base Principal Distribution remaining unpaid                                  0.00
       Class A-1 Note Principal Balance after distribution on Payment Date            25,384,892.60

     Class A-2 Note Principal Balance as of preceding Payment Date                    99,600,000.00
     Class A-2 Base Principal Distribution due                                                 0.00
     Class A-2 Base Principal Distribution Amount paid                                         0.00
                                                                                      -------------
       Class A-2 Base Principal Distribution remaining unpaid                                  0.00
       Class A-2 Note Principal Balance after distribution on Payment Date            99,600,000.00
  REMAINING AVAILABLE FUNDS                                                              321,175.19

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                      11,629,457.24
     Class B Base Principal Distribution due                                             252,203.99
     Class B Base Principal Distribution paid                                            252,203.99
                                                                                      -------------
       Class B Base Principal Distribution remaining unpaid                                    0.00
       Class B Note Principal Balance after distribution on Payment Date              11,377,253.25
  REMAINING AVAILABLE FUNDS                                                               68,971.20

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                       68,971.20
  REMAINING AVAILABLE FUNDS                                                                    0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                               0.00
     Remaining Indenture Trustee Expenses paid                                                 0.00
                                                                                      -------------
       Remaining Indenture Trustee Expenses unpaid                                             0.00
  REMAINING AVAILABLE FUNDS                                                                    0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                     0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED JULY 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                          573.38
      Plus: Earnings for Collection Period per Section 3.04(b)                                     --
      Less: Withdrawal per Section 3.04(c)                                                     407.50
        Ending Reserve Account Balance                                                         165.88


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                     --
      Plus: Earnings for Collection Period                                                         --
      Plus: Additions from draws under Section 3.08(b)                                             --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                          --
        Ending Letter of Credit Account Balance                                                    --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)      68,971.20
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest           68,971.20
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                     --


      Supplemental Interest Reserve Required Amount calculation
        Beginning Balance                                                                1,194,731.51
        Plus: Additions (Up to 1% of Initial ADCPB)                                         68,971.20
        Plus: Earnings for Collection Period                                                 1,651.49
        Less: Required Distributions, To Collection Account                                        --
          Ending Supplemental Interest Reserve Account Balance                           1,265,354.20

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                     139,747,434.32
      ADCPB, end of Collection Period                                           136,362,145.86
                                                                               ---------------
        Base Principal Amount                                                     3,385,288.46

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period             1,669,890.21
      Servicing Advances collected during the current Collection Period           1,641,088.81
                                                                               ---------------
        Unreimbursed Servicing Advances as of current Determination Date             28,801.40


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                    139,747,434.32
      Servicer Fee Rate                                                                  0.500%
      One-twelfth                                                                         1/12
                                                                               ---------------
      Servicer Fee due current period                                                58,228.10
      Prior Servicer Fee arrearage                                                          --
                                                                               ---------------
      Servicer Fee due                                                               58,228.10


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                          416.67
      Prior Indenture Trustee Fee arrearage                                               0.00
                                                                               ---------------
      Total Indenture Trustee Fee due                                                   416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                      0.00
      Prior Indenture Trustee Expenses arrearage                                          0.00
                                                                               ---------------
      Total Indenture Trustee Expenses due                                                0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period               0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage              0.00
                                                                               ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                          0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                              Total        Total
                 Initial         of Period      Interest      Current      Overdue     Interest     Interest    Interest
   Class         Balance          Balance         Rate      Interest Due   Interest      Due          Paid      Shortfall
-----------   --------------   --------------   --------    ------------   --------   ----------   ----------   ---------
    A-1        75,000,000.00    28,517,977.08      7.490%     177,999.71       0.00   177,999.71   177,999.71        0.00
    A-2        99,600,000.00    99,600,000.00      7.770%     644,910.00       0.00   644,910.00   644,910.00        0.00
-----------   --------------   --------------   --------    ------------   --------   ----------   ----------   ---------
  Class A     174,600,000.00   128,117,977.08                 822,909.71       0.00   822,909.71   822,909.71        0.00
-----------   --------------   --------------   --------    ------------   --------   ----------   ----------   ---------
     B         14,052,729.00    11,629,457.24      7.950%      77,045.15       0.00    77,045.15    77,045.15        0.00
-----------   --------------   --------------   --------    ------------   --------   ----------   ----------   ---------
Total Notes   188,652,729.00   139,747,434.32                 899,954.86       0.00   899,954.86   899,954.86        0.00
-----------   --------------   --------------   --------    ------------   --------   ----------   ----------   ---------



PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        Current                         End            Ending
                of Period       Principal      Principal      of Period      Certificate
   Class         Balance           Due            Paid         Balance          Factor
-----------   --------------   ------------   ------------   --------------   ----------
    A-1        28,517,977.08   3,133,084.47   3,133,084.47    25,384,892.60   0.33846523
    A-2        99,600,000.00           0.00           0.00    99,600,000.00   1.00000000
-----------   --------------   ------------   ------------   --------------
  Class A     128,117,977.08   3,133,084.47   3,133,084.47   124,984,892.60
-----------   --------------   ------------   ------------   --------------
     B         11,629,457.24     252,203.99     252,203.99    11,377,253.25   0.80961166
-----------   --------------   ------------   ------------   --------------
Total Notes   139,747,434.32   3,385,288.46   3,385,288.46   136,362,145.86
-----------   --------------   ------------   ------------   --------------


                         Beginning                  Base Principal    Principal
          Principal      of Period       Overdue     Distribution      Payment
           Percent        Balance       Principal       Amount          Amount
          ---------    --------------   ---------   --------------   ------------
Class A       92.55%   128,117,977.08        0.00     3,133,084.47   3,133,084.47
Class B        7.45%    11,629,457.24        0.00       252,203.99     252,203.99



Base Principal Amount:          3,385,288.46
Gross Charge Off Event?                   No
Available Funds less Fees:      4,354,214.52

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------
    a)      Failure to distribute to the Noteholders all or part of any payment of Interest required to be
            made under the terms of such Notes or the Indenture when due; and,                                       No

    b)      Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
            Maturity Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on
            the outstanding Class A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                     No

    c)      Failure on the part of the Trust duly to observe or perform in any material respect any other
            Covenants or Agreements.                                                                                 No

    d)      The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.        No

    e)      The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
            reorganization in a proceeding under any bankruptcy laws etc.                                            No

    f)      A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not
            be stayed, withdrawn, or dismissed within 60 days thereafter, etc.                                       No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

  Section                                                Event                                                    Yes/No
  -------                                                -----                                                    ------
   6.01(i)   Failure to make payment, deposit, transfer, or delivery required                                        No

  6.01(ii)   Failure to submit Monthly Statement                                                                     No

 6.01(iii)   Failure to Observe Covenants or Agreements in Transaction Documents                                     No

  6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                           No

   6.01(v)   Servicer files a voluntary petition for bankruptcy                                                      No

  6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No

 6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                               No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                      Current                                                                 133,973,253.93              98.25%
                        31 - 60 days past due                                                   2,268,457.88               1.66%
                        61 - 90 days past due                                                      15,587.77               0.01%
                        91+ days past due                                                         104,846.28               0.08%
                                                                                            ----------------
                                                                                              136,362,145.86


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                               0.00
                        Total Defaulted Contracts                                                                  5,193,230.73
                      Recoveries from Reserve Account for Current Period                                                 407.50
                        Total Recoveries from Lessees                                                                261,467.61
                        Total Recoveries from Reserve Account                                                      4,766,227.71
                      Net Remaining Defaulted before Recourse                                                        165,535.41
                      Recoveries from Source Recourse (Up to Available Source Recourse)                                    0.00
                      Recoveries from Draw on Letter of Credit Account                                                     0.00


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                       19,238,909.32
                      Beginning % available under 10% limited recourse                                                   0.0860%
                      Current months buy backs under 10% limited recourse obligation                                       0.00
                      Cumulative amount bought back under 10% limited recourse obligation                            165,535.41
                      Cumulative % bought back under 10% limited recourse obligation                                     0.0860%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                                  20,000,000.00
                      Amount of step down in the Letters of Credit                                                         0.00
                      Ending Value of the 2 Letters of Credit                                                     20,000,000.00

LETTER OF CREDIT DRAW EVENTS                                                                                       (NO/YES)
                                                                                                               ----------------
                      (i) Non Performance of Buy Back Obligation - Deposit full
                      amount of both LOCs (No/Yes):                                                                  No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC: Northern Trust Company (Downgraded below
                      Aa/AA by Moodys and S&P respectively) Bank One (Downgraded
                      below Aa/A by Moodys and S&P respectively)                                                     No

                      (iii) Non-Renewal of Letters of Credit for 364 days by
                      issuing or confirming bank:                                                                    No

                        Deposit full amount of relevant LOC:                                                         No

                      Draw on Letters of Credit?                                                                     No

                      If a draw on the letters of credit, amount deposited in
                      Letter of Credit Account                                                                             0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


GROSS CHARGE EVENT CALCULATION:                                                                 Result
                                                                                              -----------
                      Defaulted Contracts Current Period                                                0
                      Total Defaulted Contracts Prior Period                                    5,193,231
                                                                                              -----------
                      Total ADCPB of all Defaulted Contracts                                    5,193,231
                      Total Initial ADCPB                                                     188,652,729
                                                                                              -----------
                        % Total Defaulted                                                            2.75%
                      Maximum Allowed                                                               10.00%

Gross Charge Off Event:                                                                                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002 **


Available Amount to Note Holders:                                                              4,789,698.73
Reserve Account balance, beginning                                                               107,651.27

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                      27,112.09
          (b) Servicer Fees from current and prior Collection Period                              39,138.17
          (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                        --
          Class A-2 Note Interest                                                                        --
          Class A-3 Note Interest                                                                176,673.26
          Class A-4 Note Interest                                                                210,522.36
(vii)   Class B Note Interest                                                                     90,616.22
(viii)  Class C Note Interest                                                                     57,378.61
(ix)    Class D Note Interest                                                                     26,018.77

(x)     Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                        --
          Class A-2 Principal Distribution Amount                                                        --
          Class A-3 Principal Distribution Amount                                              3,306,449.52
          Class A-4 Principal Distribution Amount                                                        --
(xi)    Class B Base Principal Distribution Amount                                               425,266.82
(xii)   Class C Base Principal Distribution Amount                                               255,160.09
(xiii)  Class D Base Principal Distribution Amount                                                85,053.37
(xv)    Class E Note Interest                                                                     16,877.63
(xvi)   Class E Principal Distribution Amount                                                     82,927.03
(xviii) Reserve Account Reimbursement/(Withdrawal)                                                (9,911.89)
(xix)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)    Remaining Amount to Residual Holder                                                              --


Reserve Account balance, ending                                                                   97,895.46

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                         --

           Reviewed By:



           -------------------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 2002                                            513,300.70
     Investment earnings on amounts in Collection Account                                         1,971.98
     Payments due Collection Account from last 3 business days of Collection Period           1,236,731.91
     Amounts inadvertently deposited into collection account                                            --
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                           3,037,694.14
                                                                                             -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                          4,789,698.73
     Investment earnings on amounts in Reserve Account                                              156.08
     Reserve Account balance                                                                    107,651.27
                                                                                             -------------
     TOTAL AVAILABLE FUNDS                                                                    4,897,506.08

Initial Unpaid Amounts inadvertently deposited in Collection Account                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,897,506.08

Indemnity Payments paid inadvertently deposited in Collection Account                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,897,506.08

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          27,112.09
     Unreimbursed Servicer Advances paid                                                         27,112.09
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,870,393.99

SERVICER FEES
     Servicer Fees due                                                                           39,138.17
     Servicer Fees paid                                                                          39,138.17
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,831,255.82

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,831,255.82

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,830,839.15

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                   4,830,839.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                    176,673.26
     Class A-4 Note Interest                                                                    210,522.36
       Total Class A Interest due                                                               387,195.62
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,443,643.53

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   90,616.22
     Class B Note Interest paid                                                                  90,616.22
                                                                                             -------------
       Class B Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,353,027.31

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                   57,378.61
     Class C Note Interest paid                                                                  57,378.61
                                                                                             -------------
       Class C Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,295,648.69

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                   26,018.77
     Class D Note Interest paid                                                                  26,018.77
                                                                                             -------------
       Class D Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,269,629.92

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           3,230,401.19
     Class A Note Principal Balance as of preceding Payment Date                             61,721,710.02
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          3,230,401.19
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --
     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution                                              --
                                                                                             -------------
     Remaining Class A Base Principal Distribution Amount                                     3,230,401.19
                                                                                             -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
       Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                             -------------
     Class A-2 Note Principal Balance after distribution                                                --
     Remaining Class A Base Principal Distribution Amount                                     3,230,401.19
                                                                                             -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                           28,305,463.02
     Class A-3 Base Principal Distribution Amount paid                                        3,230,401.19
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution                                   25,075,061.83
     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                             -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                           33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                   1,039,228.73

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                             13,994,783.73
     Class B Base Principal Distribution due                                                    415,485.68
     Class B Base Principal Distribution paid                                                   415,485.68
                                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                                             --
       Class B Note Principal Balance after distribution on Payment Date                     13,579,298.05
  REMAINING AVAILABLE FUNDS                                                                     623,743.05

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                              8,396,870.37
     Class C Base Principal Distribution due                                                    249,291.41
     Class C Base Principal Distribution paid                                                   249,291.41
                                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                                             --
       Class C Note Principal Balance after distribution on Payment Date                      8,147,578.96
  REMAINING AVAILABLE FUNDS                                                                     374,451.64

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                              2,712,643.14
     Class D Base Principal Distribution due                                                     83,097.14
     Class D Base Principal Distribution paid                                                    83,097.14
                                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                                             --
       Class D Note Principal Balance after distribution on Payment Date                      2,629,545.99
  REMAINING AVAILABLE FUNDS                                                                     291,354.49

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                              --
     Class A-1 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     291,354.49
                                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                                              --
     Class A-2 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     291,354.49
                                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                                   25,075,061.83
     Class A-3 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                                   25,075,061.83
  Remaining Available Funds                                                                     291,354.49
                                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                                   33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                     291,354.49

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                     13,579,298.05
     Class B Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class B Note Principal Balance after Reallocation                                     13,579,298.05
  REMAINING AVAILABLE FUNDS                                                                     291,354.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                      8,147,578.96
     Class C Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class C Note Principal Balance after Reallocation                                      8,147,578.96
  REMAINING AVAILABLE FUNDS                                                                     291,354.49

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                      2,629,545.99
     Class D Reallocated Principal Distribution paid                                                    --
       Class D Note Principal Balance after Reallocation                                      2,629,545.99
  REMAINING AVAILABLE FUNDS                                                                     291,354.49

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                   16,877.63
     Class E Note Interest paid                                                                  16,877.63
                                                                                             -------------
       Class E Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                     274,476.87

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                              2,633,699.99
     Class E Base Principal Distribution due                                                     81,019.71
     Class E Base Principal Distribution paid                                                    81,019.71
                                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                                             --
       Class E Note Principal Balance after distribution on Payment Date                      2,552,680.28
  REMAINING AVAILABLE FUNDS                                                                     193,457.16

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                      2,552,680.28
     Class E Reallocated Principal Distribution paid                                                    --
       Class E Note Principal Balance after Reallocation                                      2,552,680.28
  REMAINING AVAILABLE FUNDS                                                                     193,457.16

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                       --
     Class A-1 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     193,457.16
                                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                       --
     Class A-2 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     193,457.16
                                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal                            25,075,061.83
     Class A-3 Supplemental Principal Distribution                                               76,048.33
                                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                                   24,999,013.49
  Remaining Available Funds                                                                     117,408.82
                                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal                            33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                                   33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                     117,408.82

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                              13,579,298.05
     Class B Supplemental Principal Distribution paid                                             9,781.14
                                                                                             -------------
       Class B Note Principal Balance after Supplemental                                     13,569,516.91
  REMAINING AVAILABLE FUNDS                                                                     107,627.69

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                               8,147,578.96
     Class C Supplemental Principal Distribution paid                                             5,868.68
                                                                                             -------------
       Class C Note Principal Balance after Supplemental                                      8,141,710.28
  REMAINING AVAILABLE FUNDS                                                                     101,759.01

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                               2,629,545.99
     Class D Supplemental Principal Distribution paid                                             1,956.23
                                                                                             -------------
       Class D Note Principal Balance after Supplemental                                      2,627,589.76
  REMAINING AVAILABLE FUNDS                                                                      99,802.78

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                               2,552,680.28
     Class E Supplemental Principal Distribution paid                                             1,907.32
                                                                                             -------------
       Class E Note Principal Balance after Supplemental                                      2,550,772.96
  REMAINING AVAILABLE FUNDS                                                                      97,895.46

RESERVE FUND
     Required Reserve Fund Amount                                                             2,114,952.31
     Reserve Account Balance, Ending                                                             97,895.46
     Reserve Account Deposit/(Withdrawal)                                                        (9,911.89)
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                             --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                             --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            93,931,610.68
     ADCPB, end of Collection Period                                                  89,776,753.84
                                                                                     --------------
       Base Principal Amount                                                           4,154,856.84

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                   3,920,915.04
     Servicing Advances collected during the current Collection Period                 3,893,802.95
                                                                                     --------------
       Unreimbursed Servicing Advances as of current Determination Date                   27,112.09


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           93,931,610.68
     Servicer Fee Rate                                                                        0.500%
     One-twelfth                                                                               1/12
                                                                                     --------------
     Servicer Fee due current period                                                      39,138.17
     Prior Servicer Fee arrearage                                                                --
                                                                                     --------------
     Servicer Fee due                                                                     39,138.17

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                416.67
     Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     --------------
     Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                              --
     Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     --------------
     Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                       --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                  --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                   82,304,366.64                   91.66%
     31 - 60 days past due                                      4,217,115.53                    4.70%
     61 - 90 days past due                                      1,521,456.81                    1.69%
     91+ days past due                                          1,749,050.35                    1.95%
                                                               -------------
                                                               89,791,989.34

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                     112,841.35
     Less Recoveries                                                                       40,331.11
                                                                                       -------------
     Total Charge Offs for the period                                                      72,510.24

     End of Month ADCPB                                                                89,776,753.84
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                           0.08%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period           Interest                              Interest
   Class           Balance            Balance              Rate             Interest Due          Paid
-----------     --------------     --------------     --------------      --------------     --------------
    A-1          50,018,622.00               0.00              6.938%               0.00               0.00
    A-2          29,609,332.00               0.00              7.350%               0.00               0.00
    A-3          51,393,341.00      28,305,463.02              7.490%         176,673.26         176,673.26
    A-4          33,416,247.00      33,416,247.00              7.560%         210,522.36         210,522.36
-----------     --------------     --------------     --------------      --------------     --------------
  Class A       164,437,542.00      61,721,710.02               7.53%         387,195.62         387,195.62
-----------     --------------     --------------     --------------      --------------     --------------
     B           21,149,523.00      13,994,783.73              7.770%          90,616.22          90,616.22
     C           12,689,714.00       8,396,870.37              8.200%          57,378.61          57,378.61
     D            4,229,905.00       2,712,643.14             11.510%          26,018.77          26,018.77
     E            4,124,157.00       2,633,699.99              7.690%          16,877.63          16,877.63
-----------     --------------     --------------     --------------      --------------     --------------
Total Notes     206,630,841.00      89,459,707.25               7.75%         578,086.86         578,086.86
-----------     --------------     --------------     --------------      --------------     --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning       (Monthly)     (Reallocated)  (Supplemental)      Total            End             Ending
                of Period       Principal       Principal       Principal       Principal      of Period       Certificate
   Class         Balance          Paid            Paid            Paid            Paid           Balance          Factor
-----------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    A-1                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-2                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-3       28,305,463.02    3,230,401.19            0.00       76,048.33    3,306,449.52   24,999,013.49       0.4864251
    A-4       33,416,247.00            0.00            0.00            0.00            0.00   33,416,247.00       1.0000000
-----------   -------------   -------------   -------------   -------------   -------------   -------------
  Class A     61,721,710.02    3,230,401.19            0.00       76,048.33    3,306,449.52   58,415,260.49
-----------   -------------   -------------   -------------   -------------   -------------   -------------
     B        13,994,783.73      415,485.68            0.00        9,781.14      425,266.82   13,569,516.91       0.6415992
     C         8,396,870.37      249,291.41            0.00        5,868.68      255,160.09    8,141,710.28       0.6415992
     D         2,712,643.14       83,097.14            0.00        1,956.23       85,053.37    2,627,589.76       0.6211936
     E         2,633,699.99       81,019.71            0.00        1,907.32       82,927.03    2,550,772.96       0.6184956
-----------   -------------   -------------   -------------   -------------   -------------   -------------
Total Notes   89,459,707.25    4,059,295.14            0.00       95,561.70    4,154,856.84   85,304,850.41
-----------   -------------   -------------   -------------   -------------   -------------   -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2002


PRINCIPAL PAYMENT CALCULATION

                              Investor         Investor         Investor                         Supplemental
            (defined)          Monthly        Reallocated     Supplemental         Total          Percentage
              Class           Principal        Principal       Principal         Principal       of Principal
Class      Percentage          Amount           Amount           Amount            Amount          Allocated
-----     ------------      ------------     ------------     ------------      ------------     ------------
  A              77.75%     3,230,401.19             0.00        76,048.33      3,306,449.52            79.58%
  B              10.00%       415,485.68             0.00         9,781.14        425,266.82            10.24%
  C               6.00%       249,291.41             0.00         5,868.68        255,160.09             6.14%
  D               2.00%        83,097.14             0.00         1,956.23         85,053.37             2.05%
  E               1.95%        81,019.71             0.00         1,907.32         82,927.03             2.00%
-----     ------------      ------------     ------------     ------------      ------------     ------------
                            4,059,295.14             0.00        95,561.70      4,154,856.84           100.00%
-----     ------------      ------------     ------------     ------------      ------------     ------------



FLOOR CALCULATION

              Class          Floor Hit?        Floored
Class        Floors            (Y/N)         Prin Amount
-----     ------------     ------------     ------------
  A                                                  N/A
  B                 --               No       415,485.68
  C                 --               No       249,291.41
  D                 --               No        83,097.14
  E                 --               No        81,019.71
-----     ------------     ------------     ------------


(Retained) Certificate Balance      4,471,903.43
Initial OC Percentage                       2.30%

Overcollateralization Balance (prior)             4,471,903.43
Overcollateralization Balance (current)           4,471,903.43
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                            2,399,787.75
Available Funds+Collection Account-Servicing      4,830,839.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                  No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                 No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                             Event                                                     Yes/No
    ----------  -------------------------------------------------------------------------------------------------  -------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                      No
    6.01(ii)    Failure to submit Monthly Statement                                                                   No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                   No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                         No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                    No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                             No